EXECUTION VERSION

FIRST AMENDMENT TO LOAN AGREEMENT
FIRST AMENDMENT (this “Amendment”), dated as of April 29, 2015 (the “First Amendment Closing Date”), among PBF Rail Logistics Company LLC (“PBF Rail” or the “Borrower”), Crédit Agricole Corporate and Investment Bank (“CA-CIB”), in its capacity as Administrative Agent for the Lenders (in such capacity, and together with its successors and assigns, the “Administrative Agent”), Deutsche Bank Trust Company Americas, in its capacity as Collateral Agent for the Protected Parties referred to therein (in such capacity and, together with its successors and assigns, the “Collateral Agent”), CA-CIB, as Lead Arranger (in such capacity, the “Lead Arranger”), DVB Bank SE, as Syndication Agent, ING Bank, a Branch of ING-DiBa AG, as Documentation Agent, the Continuing Lenders (as defined below) executing this Amendment on the signature pages hereto and the New Lenders (as defined below) executing this Amendment on the signature pages hereto, to the Loan Agreement, dated as of March 26, 2014 (as heretofore amended, restated or otherwise modified from time to time, the “Loan Agreement”), between the Borrower, the Administrative Agent, the Collateral Agent, the Lead Arranger, Deutsche Bank Securities Inc., as Syndication Agent, DVB Bank SE, ING Bank NV and Siemens Financial Services, Inc., as Co-Documentation Agents.
WHEREAS, the parties hereto are party to the Loan Agreement;
WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Loan Agreement;
WHEREAS, the parties hereto desire to amend the Loan Agreement in certain respects as set forth herein;
WHEREAS, each Lender party to the Loan Agreement immediately prior to the effectiveness of this Amendment that is executing a counterpart of this Amendment does not desire to transfer its all of its Loans as described below and does desire to consent to the amendments set forth herein (each, a ”Continuing Lender”);
WHEREAS, each Lender that does not desire to consent to the amendments set forth herein by executing a counterpart of this Amendment (each, a “Non-Continuing Lender”) wishes to cease to be a party to the Loan Agreement as a “Lender” thereunder and will transfer all of its Loans to one or more Continuing Lenders on or prior to the First Amendment Closing Date;
WHEREAS, each Lender that is not a party to the Loan Agreement immediately prior to the effectiveness of this Amendment, and which is executing a counterpart of this Amendment (each, a “New Lender”) wishes to consent to the amendments set forth herein and to become a party to the Loan Agreement and a Lender thereunder as an assignee of a Loan from a Non-Continuing Lender;
NOW, THEREFORE, the parties hereto agree that the Loan Agreement shall be amended as set forth herein, and the parties hereto otherwise agree as follows:

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Section 1.Definitions. Except as otherwise defined herein, terms defined in the Loan Agreement are used herein as defined therein.
Section 2.    Amendments. Subject to the satisfaction of the conditions precedent set forth below, but effective as of the First Amendment Closing Date, each party to this Amendment, other than the Non-Continuing Lenders, by its signature hereto agrees that the Loan Agreement is hereby amended as follows:
2.01    General.
(a)    References in the Loan Documents to “this Agreement” or the “Loan Agreement” or the like (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Loan Agreement as amended hereby.
(b)    Each Continuing Lender and each New Lender shall be deemed to be a “Lender” under and for all purposes of the Loan Agreement.
(c)    This Amendment shall constitute a “Loan Document”.
2.02    Amended and Restated Definitions. Section 1.01 of the Loan Agreement shall be amended by amending and restating the following definitions in their entirety to read as follows:
“Advance Rate” means, (i) with respect to any Eligible Railcars financed on a date occurring during the period beginning on (and including) the First Amendment Closing Date and ending on (but not including) the first anniversary of the First Amendment Closing Date, 70% and (ii) with respect to any Eligible Railcars financed on a date occurring during the period beginning on (and including) the first anniversary of the First Amendment Closing Date and ending on (but not including) the second anniversary of the First Amendment Closing Date, 65%.
“Commitment” means the commitment of a Lender to make or otherwise fund any Loan and “Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Commitment, if any, is set forth on Schedule 2.01 or in the applicable Assignment and Acceptance, as applicable, subject to any adjustment or reduction pursuant to Section 2.08 and the other terms and conditions hereof. The aggregate amount of the Commitments as of the First Amendment Closing Date is $150,000,000.
“Interest Period” means (i) initially, the period from the Closing Date to the first Payment Date, and (ii) thereafter, the period from the last day of the immediately preceding Interest Period to the next succeeding Payment Date; provided that (x) with respect to any Funding Date that is not a Payment Date, the “Interest Period” means the period from such Funding Date to the immediately succeeding Payment Date, (y) the final Interest Period shall end on but exclude the Termination Date and (z) with respect to the Payment Date immediately succeeding the Amendment Effective Date, the “Interest Period” means the period from the Amendment Effective Date to such immediately succeeding Payment Date.”

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“Termination Date” means the earlier of (i) April 29, 2017, (ii) the date on which all outstanding Credit Obligations of the Borrower have been repaid in full, and all Commitments have been terminated and (iii) the date that the balance of the Cash Collateral Reserve Account is less than $300,000.
“TSA” means the Transportation Services Agreement dated as of the Closing Date between the Borrower and PBF Holdings, as amended, supplemented, amended and restated or otherwise modified from time to time.
2.03    New Definitions. Section 1.01 of the Loan Agreement shall be amended by adding the following definitions in appropriate alphabetical order:
“First Amendment Closing Date” means April 29, 2015.
“First Amendment” means the First Amendment to Loan Agreement, dated as of April 29, 2015, among the Borrower, the Continuing Lenders, the Non-Continuing Lenders, the Administrative Agent and the Collateral Agent.
“Relevant Value” means, with respect to each Portfolio Railcar, the amount equal to the lesser of (a) the Appraised Value of such Portfolio Railcar and (b) the Purchase Price of such Portfolio Railcar.
2.04    Other Amendments
(a)    Section 2.09 of the Loan Agreement shall be amended and restated in its entirety to read as follows:
“SECTION 2.09.    Commitment Fees.
The Borrower shall pay to the Administrative Agent (or at the direction of the Administrative Agent) for the account of each Lender a fee (the “Commitment Fee”) on such Lender’s daily average Available Commitment for the period beginning on each Payment Date and ending on the immediately succeeding Payment Date, computed for each day at a per annum rate equal to 37.5 basis points (calculated on the basis of a year of 360 days and actual days elapsed). The Commitment Fee shall commence to accrue from and after the First Amendment Closing Date and shall be due and payable in arrears on each Payment Date on or prior to the Termination Date.”
(b)    Section 2.07(b) of the Loan Agreement shall be amended and restated in its entirety to read as follows:
“(b) Mandatory Prepayments. The Borrower shall be required to prepay Loans as provided in clauses (i), (ii) and (iii) of this Section 2.07(b). All payments under this Section 2.07(b) shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment (and any amounts owed to any Lender pursuant to Article III hereof, if any).
(i) Following the existence of an Event of Default and acceleration of the

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Loans as provided in Section 8.02(b), the outstanding Loans shall be paid immediately together with all other Credit Obligations owed hereunder.

(ii) Subject to Section 7.05, the Borrower shall prepay an amount equal to the sum of the Loans Allocable to each of the Eligible Railcars subject to consummated Asset Dispositions in accordance with Section 2.07(c)(ii) on the Net Cash Proceeds Distribution Date.

(iii) On the first Payment Date to occur after the first anniversary of the First Amendment Closing Date, the Borrower shall pay to the Administrative Agent for payment to the Lenders ratably (in accordance with the respective amount of principal then due and payable to each) an amount equal to the excess, if any, of (A) the outstanding principal balance of the Loans as of such Payment Date over (B) the product of (1) 65% and (2) the sum of the Relevant Values for all of the Portfolio Railcars, together with the accrued and unpaid interest on such amount and due and payable on such Payment Date.”
(c)    The proviso in Section 7.12 of the Loan Agreement shall be amended and restated in its entirety to read as follows:
“provided that, in the case of both clause (a) and clause (b), so long as no Default under Section 8.01(a) or Event of Default shall have occurred and be continuing, the Borrower may terminate the TSA on or after the second anniversary of the First Amendment Closing Date.”
(d)    Schedule 2.01 of the Loan Agreement shall be amended and restated in its entirety by replacing such schedule with the information contained in Exhibit A hereto.
(e)    Footnote 1 to Exhibit A of the Loan Agreement shall be amended and restated in its entirety to read as follows:
“The Advance Rate shall be 70% prior to the first anniversary of the First Amendment Closing Date and shall be 65% beginning on (and including) the first anniversary of the First Amendment Closing Date and ending on (but not including) the second anniversary of the First Amendment Closing Date”.
(f)    Exhibit I of the Loan Agreement shall be amended and restated in its entirety by replacing such exhibit with the information contained in Exhibit C hereto.
Section 3.    Outstanding Loans as of the First Amendment Closing Date
3.01    Each Continuing Lender has made Loans to the Borrower pursuant to Section 2.01 of the Loan Agreement which, after giving effect to this Amendment and the transfer of (a) each Non-Continuing Lender’s Loans to the applicable Continuing Lenders or New Lenders, as applicable, and (b) certain Continuing Lender’s Loans to the applicable Continuing Lenders or New Lenders, as applicable, in each case, as of the First Amendment Closing Date have a principal amount outstanding as set forth opposite such Continuing Lender’s or New Lender’s name on Exhibit B hereto.

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3.02    It is acknowledged and agreed by each party hereto, other than the Non-Continuing Lenders, that interest on the Loans shall accrue after the Amendment Effective Date at the rate of interest that applied to the Loans immediately prior to the Amendment Effective Date until otherwise elected by the Borrower.
Section 4.    Representations and Warranties.
4.01    The Borrower represents and warrants that the representations and warranties of the Borrower contained in Article V of the Loan Agreement (as amended hereby) and contained in each other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date.
Section 5.    Conditions Precedent. As provided in Section 2 above, the amendments to the Loan Agreement contemplated hereby shall become effective as of the date hereof, upon the satisfaction of the following conditions precedent:
5.01    The Administrative Agent (or its counsel) shall have received the signature pages to this Amendment duly executed by each of the parties hereto.
5.02    The Administrative Agent shall have received: (i) a certificate as to the good standing of the Borrower from such Secretary of State, as of a recent date; (ii) a certificate of the Secretary or Assistant Secretary of the Borrower dated the First Amendment Closing Date and (A) certifying that the Organization Documents of the Borrower have not been amended since the Closing Date; (B) attaching and certifying a true and complete copy of resolutions duly adopted by the board of directors or other governing body of the Borrower authorizing the execution, delivery and performance of this Amendment and the TSA Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and (C) certifying as to the incumbency and specimen signature of each officer executing this Amendment; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.
5.03    The Administrative Agent shall have received a favorable written opinion dated the First Amendment Closing Date of Kirkland & Ellis LLP, counsel to the Borrower, PBF Holdings, PBF Transportation Company LLC and the TSA Guarantors, addressed to the Administrative Agent, the Collateral Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent.
5.04    The Administrative Agent shall have received the duly executed First Amendment to the Transportation Services Agreement (the “TSA Amendment”).
5.05    The Administrative Agent shall have received a duly executed copy of the appraisal executed by RailSolutions, Inc. attached as Exhibit C to this Amendment.
5.06    Each Non-Continuing Lender shall have transferred its Loans to one or more Continuing Lenders or New Lenders.

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5.07    Each Continuing Lender that desires to transfer a portion of its Loans shall have transferred such portion to one or more Continuing Lenders or New Lenders.
5.08    On the First Amendment Closing Date, no Default or Event of Default shall exist or be continuing either prior to or after giving effect thereto.
5.09    The Borrower shall have paid each Continuing Lender and each Non-Continuing Lender an amount equal to the accrued and unpaid interest on the Loans owing to each such Continuing Lender and Non-Continuing Lender during the period from the last day of the Interest Period immediately preceding the Amendment Effective Date to the Amendment Effective Date and any other amounts then due and owing to each such Continuing Lender and Non-Continuing Lender.
For purposes of determining compliance with the conditions specified in this Section 5, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this Amendment shall have received notice from such Lender prior to the First Amendment Closing Date specifying its objection thereto. The Administrative Agent shall promptly notify the parties hereto of the occurrence of the First Amendment Closing Date.
Section 6.    Non-Continuing Lenders. Subject to payment of amounts due and owing to them in accordance herewith, effective as of the First Amendment Closing Date, each Non-Continuing Lender shall cease to be, and shall cease to have any of the rights and obligations of, a “Lender” under the Loan Agreement (except for those provisions that provide for their survival, which provisions shall survive and remain in full force and effect for the benefit of the Non-Continuing Lenders) and the Commitments of each Non-Continuing Lender shall be terminated.
Section 7.    Acknowledgment and Ratification. The Borrower hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the modifications effected pursuant to this Amendment. The Borrower hereby confirms that at all times Credit Obligations remain outstanding under the Loan Documents and each Loan Document, as amended hereby, to which it is a party or otherwise bound and all collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent provided in accordance with the Loan Documents, as amended hereby, the payment and performance of all Credit Obligations, and confirms its grants to the Collateral Agent of a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Credit Obligations. The Borrower hereby agrees and admits that as of the date hereof it has no defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under the Loan Documents.
Section 8.    Miscellaneous. Each Continuing Lender and New Lender by its signature hereto instructs the Administrative Agent to execute this Amendment and each Non-Continuing Lender by its signature hereto instructs the Administrative Agent to execute this Amendment other than with respect to Section 2. The Administrative Agent hereby directs the Collateral Agent to execute this Amendment and the TSA Amendment. Except as provided in this Amendment and in

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the TSA Amendment, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first set forth above.

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BORROWER:

PBF RAIL LOGISTICS COMPANY LLC

By: /s/ John Luke
Name: John Luke
Title: Treasurer

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ADMINSTRATIVE AGENT AND LEAD ARRANGER

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Robert G. Colvin
Name: Robert G. Colvin
Title: Managing Director

By: /s/ Justine Ventrelli
Name: Justine Ventrelli
Title: Vice President

COLLATERAL AGENT

DEUTSCHE BANK TRUST COMPANY
AMERICAS
By: /s/ Jennifer Van Dyne
Name: Jennifer Van Dyne
Title: Assistant Vice President

By: /s/ Andrew Ball
Name: Andrew Ball
Title: Vice President

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CONTINUING LENDERS

LENDER: DVB Bank SE

By: /s/ Volker Eberhart
Name: Volker Eberhart
Title: Vice President

By: /s/ Jann Gertjegerdes
Name: Jann Gertjegerdes
Title: Vice President

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CONTINUING LENDERS

LENDER: Key Equipment Finance

By: /s/ Richard Andersen
Name: Richard Andersen
Title: Designated Signer

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CONTINUING LENDERS

LENDER: SIEMENS FINANCIAL SERVICES, INC.

By: /s/ Michael Holvik
Name: Michael Holvik
Title: VP Head of Business Administration, PSI-Americas

By: /s/ Kevin S. Keaton
Name: Kevin S. Keaton
Title: Director, Operations

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CONTINUING LENDERS

LENDER: Fifth Third Bank

By: /s/ Sean D. Kelleher
Name: Sean D. Kelleher
Title: Vice President

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CONTINUING LENDERS

LENDER: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Brian Bolotin
Name: Brian Bolotin
Title: Managing Director

By: /s/ Thomas Jean
Name: Thomas Jean
Title: Director

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CONTINUING LENDERS

LENDER: Santander Bank, NA

By: /s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Senior Vice President

By: /s/ Puiki Lok
Name: Puiki Lok
Title: Vice President

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NON-CONTINUING LENDERS

LENDER: The Huntington National Bank

By: /s/ Joel Hardman
Name: Joel Hardman
Title: Vice President

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NON-CONTINUING LENDERS

LENDER: ING BANK N.V.

By: /s/ Bastiaan Bierens
Name: Bastiaan Bierens
Title: Director

By: /s/ Jules Oscar E. Kollmann
Name: Jules Oscar E. Kollmann
Title: Managing Director

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NON-CONTINUING LENDERS

LENDER: HSBC Bank USA, N.A.

By: /s/ Koby West
Name: Koby West
Title: Vice President

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BTMU CAPITAL LEASING & FINANCE, INC.

By: /s/ Gregory Register
Name: Gregory Register
Title: Managing Director

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NEW LENDERS

LENDER: ING Bank, a Branch of ING DiBa AG

By: /s/ Hugo Kanters
Name: Hugo Kanters
Title: Managing Director

By: /s/ Crina L. Nechifor
Name: Crina L. Nechifor
Title: Head Natural Resource and SMEF

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EXHIBIT A
Schedule 2.01
LENDERS AND COMMITMENTS

Lender	Total Commitment	Share
Crédit Agricole Corporate and Investment Bank	25,000,000.00	16.6667%
DVB Bank SE	43,000,000.00	28.6667%
ING Bank, a Branch of ING DiBa AG	38,000,000.00	25.3333%
Siemens Financial Services, Inc.	15,000,000.00	10.0000%
Key Equipment Finance	10,000,000.00	6.6667%
Santander Bank, N.A.	10,000,000.00	6.6667%
Fifth Third Bank	9,000,000.00	6.0000%
Total	150,000,000.00	100.0000%

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EXHIBIT B

FIRST AMENDMENT CLOSING DATE LOAN AMOUNTS

Lender	First Amendment Closing Date Loans (Outstanding Amount)
Crédit Agricole Corporate and Investment Bank	$6,139,306.66
DVB Bank SE	$10,559,607.47
ING Bank, a Branch of ING-DiBa AG	$9,331,746.13
Siemens Financial Services, Inc.	$3,683,584.00
Key Equipment Finance	$2,455,722.67
Santander Bank, N.A.	$2,455,722.67
Fifth Third Bank	$2,210,150.40
Total	$36,835,840.00

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EXHIBIT C

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